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                                                                      Exhibit 23





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We consent to the incorporation by reference in Registration Statement No. 333-79223 of Metropolitan Financial Corporation on Form S-8 of our report dated April 5, 2002, included in this Annual Report on Form 11-K of Metropolitan Bank and Trust Company 401(k) Plan for the year ended December 31, 2001.




                                             /s/ Crowe, Chizek and Company LLP
                                             Crowe, Chizek and Company LLP

Cleveland, Ohio
June 28, 2002